Exhibit 4.1

ILLINOIS TOOL WORKS INC.

Officers’ Certificate Pursuant to
Sections 2.01 and 2.04 of the Indenture

Michael M. Larsen, Senior Vice President & Chief Financial Officer, and Andrew R. Stark, Vice President & Treasurer, of Illinois Tool Works Inc., a Delaware corporation (the “Company”), each certify, pursuant to Sections 2.01 and 2.04 of the Indenture dated as of November 1, 1986, as supplemented by the First Supplemental Indenture dated as of May 1, 1990 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor Trustee, that, pursuant to authority granted by the Board of Directors of the Company to the undersigned and certain other officers of the Company in resolutions duly adopted on May 2, 2014, the terms and form of the Company’s (i) 1.750% Notes due 2022 (the “2022 Notes”) and (ii) 3.000% Notes due 2034 (the “2034 Notes” and together with the 2022 Notes, the “Notes”) shall be as set forth below. Capitalized terms not defined herein shall have the meanings ascribed to them in the Indenture.

1.    The 2022 Notes shall be designated as “1.750% Notes due 2022.” The 2034 Notes shall be designated as “3.000% Notes due 2034.”

2.    The aggregate principal amount of the Notes that may be authenticated and delivered under the Indenture pursuant to this Officers’ Certificate (not including Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of other Notes pursuant to Sections 2.06, 2.07, 2.08, 3.02 or 10.04 of the Indenture) initially shall be not more than €500,000,000 in the case of the 2022 Notes and €500,000,000 in the case of the 2034 Notes. The Company shall have the right from time to time, without the consent of the existing Holders of Notes of the applicable series, to create and issue additional notes of such series with the same terms and conditions as the 2022 Notes or the 2034 Notes, as applicable, except, in each case, for the issue date, issue price and the first payment of interest thereon (“Additional Notes”), provided that, with respect to such applicable series of Notes, if the Additional Notes are not fungible with the previously outstanding Notes of such series for U.S. federal income tax purposes, such Additional Notes will have a separate ISIN and Common Code. Additional Notes of either series will be consolidated with and will form a single series with the previously outstanding Notes of such series.

3.    Each Note shall bear interest from and including the most recent Interest Payment Date to which interest on such Note (or any predecessor Note) has been paid or provided for, or if no interest has been paid, from and including May 20, 2014, at the rate of 1.750% per annum for the 2022 Notes and 3.000% per annum for the 2034 Notes, in each case until the principal thereof is paid or made available for payment. Interest shall be payable on each Interest Payment Date and at Stated Maturity. Interest payments shall be in the amount of interest accrued to, but excluding, the relevant Interest Payment Date or Stated Maturity, as applicable. If any Interest Payment Date, Stated Maturity or any redemption date is not a Business Day, then the related

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payment for such Interest Payment Date, Stated Maturity or redemption date shall be paid on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, Stated Maturity or redemption date, as the case may be, and no further interest shall accrue as a result of such delay. Interest shall be payable to the person in whose name a Note (or any predecessor Note) is registered at the close of business on the Record Date next preceding each Interest Payment Date; provided, however, that interest payable at Stated Maturity of any series shall be payable to the person to whom principal shall be payable.

The Interest Payment Date for the 2022 Notes shall be May 20 of each year beginning on May 20, 2015, and the Interest Payment Date for the 2034 Notes shall be May 19 of each year beginning on May 19, 2015. The Record Date for interest payable on the Notes, in each case, shall be the close of business on May 1 next preceding the respective Interest Payment Date. Interest on the Notes shall be computed on the basis of (i) the actual number of days in the period for which interest is being calculated and (ii) the actual number of days from (and including) the last date on which interest was paid on such Notes (or May 20, 2014, if no interest has been paid on such Notes), to (but excluding) the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

4.    The Stated Maturity of the 2022 Notes shall be May 20, 2022 and the Stated Maturity of the 2034 Notes shall be May 19, 2034.

5.    The 2022 Notes and 2034 Notes shall be substantially in the forms attached to this Certificate as Exhibit A and Exhibit B, respectively.

6.    The 2022 Notes and 2034 Notes may be redeemed (i) in whole or in part from time to time at the option of the Company before the applicable date of Stated Maturity and (ii) in whole, but not in part, at the option of the Company upon certain changes with respect to taxation, in each case at the prices and on the terms set forth in the forms of Note attached to this Certificate as Exhibit A and Exhibit B, respectively.

7.    The Notes shall be sold by the Company to J.P. Morgan Securities plc, Goldman, Sachs & Co., Société Générale, Banca IMI S.p.A., Barclays Bank PLC, Commerzbank AG, Danske Bank A/S, Banco Bilbao Vizcaya Argentaria, S.A., Citigroup Global Markets Limited, HSBC Bank plc, ING Financial Markets LLC, Merrill Lynch International, Mizuho International plc and Wells Fargo Securities, LLC (collectively, the “Underwriters”), pursuant to the Underwriting Agreement, dated May 12, 2014, with the Company, at a price equal to 98.735% of the principal amount of the 2022 Notes and 97.464% of the principal amount of the 2034 Notes. The initial public offering price of the Notes shall be 99.160% of the principal amount thereof for the 2022 Notes and 98.089% of the principal amount thereof for the 2034 Notes, plus accrued interest, if any, from May 20, 2014.

8.    The Notes shall not be entitled to any sinking, purchase or analogous fund, and the Company shall not be obligated to redeem or purchase the Notes at the option of any Holder thereof.

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9.    The Notes shall be issued in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof.

10.    The Paying Agent for the Notes shall initially be The Bank of New York Mellon, London Branch (the “Paying Agent”). The Registrar for the Notes shall initially be The Bank of New York Mellon Trust Company, N.A. (the “Registrar”). Notwithstanding the foregoing, the Company may change the Paying Agent or Registrar, in accordance with the terms of the Indenture.

11.    Payments of principal of and any premium or interest on the Notes, when payable, shall be made in immediately available funds at the office of the Paying Agent or any other location the Company may designate from time to time. On the date of this Certificate, the office of the Paying Agent is located at One Canada Square, London, United Kingdom E145AL, Attention: Corporate Trust. Payments of interest on each Note (other than interest payable at Stated Maturity) shall be made by wire transfer in immediately available funds, provided that the Company may elect that the payment of interest may be made by wire transfer or check mailed to the registered address of the person entitled thereto as it appears on the security register. Notwithstanding the foregoing, if the registered owner of the Notes is a common depositary of Euroclear and Clearstream (as defined below) or their nominee, payments of principal and interest shall be made in accordance with the requirements of Euroclear and Clearstream.

12.    On the date of this certificate, the office of the Registrar, where the Notes may be presented for registration of transfer and exchange, and where notices and demands to or upon the Company in respect of such Notes or the Indenture may be served, is located at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, United States of America.

13.    Section 12.02 of the Indenture shall be fully applicable to the Notes, except that, with respect to the Notes, the term “Holder,” as used in Sections 12.02(a)(4) and 12.02(b)(5) of the Indenture, shall be understood to refer to “beneficial owners” of the Notes.

14.    Each series of the Notes shall be issued as fully registered Global Securities. Each such Global Security will be deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the accounts of Clearstream Banking, société anonyme (“Clearstream”), and Euroclear Bank, S.A./N.V. (“Euroclear”). So long as the Notes are represented by such Global Securities in accordance with the Indenture, beneficial owners of interests in such Global Securities may not exchange such interests for Definitive Securities (as defined in Paragraph 18 of this Certificate) except as otherwise expressly provided in the Indenture.

15.    The aggregate principal amount of each Global Security may from time to time be increased or decreased by adjustments made on the records of the Note Custodian (as defined in Paragraph 18 of this Certificate), as provided herein and in the Indenture.

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16.    All payments of interest and principal, including payments made upon any redemption of the Notes, will be payable in euros. If, on or after May 12, 2014, the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then-member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in U.S. dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euros will be converted into U.S. dollars on the basis of the most recently available market exchange rate for euros. Any payment in respect of the Notes so made in U.S. dollars will not constitute an event of default under the Notes or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for effecting such currency conversions.

17.    The Company will pay additional amounts on the 2022 Notes and 2034 Notes as provided for, and subject to the exceptions and limitations set forth, in the forms of Note attached to this Certificate as Exhibit A and Exhibit B, respectively.

18.    Definitions. Certain capitalized terms used in this Certificate and not defined in the Indenture have the following meanings:

“Business Day” means any day, other than a Saturday or Sunday, (1) which is not a day on which banking institutions in The City of New York or London are authorized or required by law or executive order to close and (2) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the “TARGET2 system”), or any successor thereto, operates.

“Definitive Securities” means any Security issued in fully-registered certificated form pursuant to Section 2.03 of the Indenture (other than a Global Security), which shall be substantially in the form of Exhibit A or Exhibit B, as applicable, with appropriate legends as specified therein.

“Federal Republic of Germany obligations” means direct noncallable obligations of the Federal Republic of Germany, noncallable obligations the payment of the principal of and interest on which is fully guaranteed by the Federal Republic of Germany, and noncallable obligations on which the full faith and credit of the Federal Republic of Germany is pledged to the payment of the principal thereof and interest thereon.

“Note Custodian” means the custodian with respect to any Global Note appointed by the common depositary, or any successor Person thereto, and shall initially be The Bank of New York Mellon, London Branch.

“United States” means the United States of America, the states of the United States, and the District of Columbia.

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“United States person” means any individual who is a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Each of the undersigned certifies that there is no Event of Default existing on the date hereof, and no event which with notice or lapse of time or both could become an Event of Default has occurred and is continuing on the date hereof.

Each of the undersigned states that all conditions precedent provided for in the Indenture relating to delivery of the executed Notes to the Trustee for authentication and delivery have been complied with.

Each of the undersigned further states that he has read the provisions of the Indenture relating to the issuance of the Notes and the definitions relating thereto; that the statements made in this Certificate are based upon an examination of the provisions of the Indenture and upon the relevant books and records of the Company; that he has, in his opinion, made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not the conditions included in such provisions have been complied with; and that, in his opinion, such conditions have been complied with.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have executed this Certificate as of this 20th day of May 2014.

By:	/s/ Michael M. Larsen
Name:	Michael M. Larsen
Title:	Senior Vice President & Chief Financial Officer

By:	/s/ Andrew R. Stark
Name:	Andrew R. Stark
Title:	Vice President & Treasurer

(Signature Page to Officers’ Certificate Pursuant to Sections 2.01 and 2.04 of the Indenture)

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EXHIBIT A

FORM OF NOTE

[Include the following legend for Global Securities only:]
THIS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER.
UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME, LUXEMBOURG (“CLEARSTREAM, LUXEMBOURG” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS SECURITY IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE COMMON DEPOSITARY OF EUROCLEAR/CLEARSTREAM OR TO A SUCCESSOR COMMON DEPOSITARY OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO IN THE ADDITIONAL TERMS ATTACHED HERETO.

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FORM OF
ILLINOIS TOOL WORKS INC.
1.750% NOTE DUE 2022

Principal Amount €_______
as revised by the Schedule of Increases and
Decreases in Global Security attached hereto

No. __-___     [•], 20[•]
ISIN NO. [•]
Common Code: [•]

ILLINOIS TOOL WORKS INC., a corporation incorporated under the laws of the State of Delaware (hereinafter called the “Company”), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, as nominee of The Bank of New York Mellon, London Branch, a common depositary for Euroclear Bank S.A./N.V. and Clearstream Banking, or its registered assigns, the principal sum of ____________________ EUROS (€___________) subject to adjustment from time to time as reflected on the Schedule of Increases and Decreases in Global Security attached hereto on May 20, 2022 (“Stated Maturity”) at the office or agency of the Company in London, United Kingdom or such other location or locations as may be provided for pursuant to the Indenture referred to herein, in such unified coin or currency of the European Monetary Union as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum, in arrears, from and including the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for (or if no interest has been paid, from and including May 20, 2014), to, but excluding, May 20 of each year (the “Interest Payment Date”), beginning on May 20, 2015, at the rate of 1.750% per annum, at said offices or agencies, in like coin or currency, to, but excluding, the date on which said principal sum is paid in full. The Record Date with respect to each Interest Payment Date shall be the close of business on May 1 (whether or not a Business Day) next preceding the Interest Payment Date. Interest payable at Stated Maturity shall be payable to the person to whom principal shall be payable. If any Interest Payment Date, Stated Maturity or any redemption date is not a Business Day, then the related payment for such Interest Payment Date, Stated Maturity or redemption date shall be paid on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, Stated Maturity or redemption date, as the case may be, and no further interest shall accrue as a result of such delay. The interest payable on any Interest Payment Date (other than interest payable at Stated Maturity) will be made by wire transfer in immediately available funds, provided that the Company may elect that the payment of interest may be made by wire transfer or by check mailed to the registered address of the person entitled thereto as it appears on the security register. Notwithstanding the foregoing, if the registered owner of the Securities is a common depositary of Euroclear/Clearstream or its nominee, payments of principal and interest shall be made in accordance with the requirements of Euroclear/Clearstream.

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If, on or after May 12, 2014, the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then-member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments will be made in U.S. dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euros will be converted into U.S. dollars on the basis of the most recently available market exchange rate for euros. Any such payment so made in U.S. dollars will not constitute an event of default under this Security or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for effecting such currency conversions.

The further provisions of this Security are continued in an attachment hereto and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed manually by the Trustee under the Indenture referred to herein.

[signature page follows]

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IN WITNESS WHEREOF, ILLINOIS TOOL WORKS INC. has caused this Security to be manually signed by its duly authorized officers and its corporate seal to be affixed hereto.

ILLINOIS TOOL WORKS INC.

By:
	Name:	Michael M. Larsen
	Title:	Senior Vice President & Chief Financial Officer

[SEAL]
By:
	Name:	Randall J. Scheuneman
	Title:	Vice President & Chief Accounting Officer

By:
	Name:	Janet O. Love
	Title:	Deputy General Counsel & Assistant Secretary

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

Dated: ____________________, 2014    By: _______________________________
Authorized Signature

THE ADDITIONAL TERMS ATTACHED HERETO ARE INCORPORATED BY REFERENCE HEREIN AND DEEMED TO BE A PART HEREOF.

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ADDITIONAL TERMS OF
ILLINOIS TOOL WORKS INC.
1.750% NOTE DUE 2022

This Security is one of a duly authorized issue of the Securities of Illinois Tool Works Inc., a Delaware corporation (the “Company”), designated as its 1.750% Notes due 2022 (individually, a “Security” and collectively, the “Securities”), issued under and pursuant to an Indenture dated as of November 1, 1986 and supplemented by a First Supplemental Indenture dated as of May 1, 1990 (the “Indenture”), duly executed and delivered by the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”). The terms of the Securities include those stated in the Indenture and in the Officers’ Certificate dated May 20, 2014 (the “Officers’ Certificate”) establishing certain terms of the Securities pursuant to the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”), and those set forth in this Security. This Security is subject to all such terms, and Holders are referred to the Indenture, the Officers’ Certificate and the TIA for a statement of all such terms. All terms used in this Security that are defined in the Indenture or in the Officers’ Certificate shall have the meanings assigned to them therein. The Securities are unsecured general obligations of the Company.

The Securities are initially limited to the aggregate principal amount of Five Hundred Million Euros (€500,000,000), as specified in the Officers’ Certificate. The Company may from time to time, without the consent of the existing Holders of Securities, create and issue additional Securities with the same terms and conditions as the Securities, except for the issue date, issue price and the first payment of interest thereon, provided that if such additional Securities are not fungible with the Securities for U.S. federal income tax purposes, such additional Securities will have a separate ISIN and Common Code. Additional Securities so issued will be consolidated with and will form a single series with the Securities.

Payment of Additional Amounts

All payments of principal and interest on the Securities by the Company will be made free and clear of and without withholding or deduction for or on account of any present or future tax, assessment or other governmental charge imposed by the United States (or any political subdivision or taxing authority thereof or therein having power to tax) (a “Relevant Taxing Jurisdiction”), unless the withholding of such taxes, assessments or other governmental charge is required by law or the official interpretation or administration thereof. The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on the Securities such additional amounts (the “additional amounts”) as are necessary in order that the net payment by the Company of the principal of and interest on such Securities to a Holder who is not a United States person (as defined below), after withholding or deduction for any present or future tax, assessment or other governmental charge imposed by any Relevant Taxing Jurisdiction, will not be less than the amount provided in such Securities to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

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1.
to any tax, assessment or other governmental charge that is imposed by reason of the Holder (or the beneficial owner for whose benefit such Holder holds such Security), or a fiduciary, settlor, beneficiary, member or shareholder of the Holder if the Holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

a.	being or having been engaged in a trade or business in the United States or having or having had a permanent establishment in the Relevant Taxing Jurisdiction;

b.
having a current or former connection with the Relevant Taxing Jurisdiction (other than a connection arising solely as a result of the ownership of such Securities, the receipt of any payment or the enforcement of any rights hereunder), including being or having been a citizen or resident of the Relevant Taxing Jurisdiction;

c.
being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation for United States income tax purposes or a corporation that has accumulated earnings to avoid United States federal income tax;

d.
being or having been a “10-percent shareholder” of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”) or any successor provision; or

e.
being or having been a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, as described in section 881(c)(3)(A) of the Code or any successor provisions;

2.
to any Holder that is not the sole beneficial owner of such Securities, or a portion of such Securities, or that is a fiduciary, partnership or limited liability company, but only to the extent that a beneficial owner with respect to the Holder, a beneficiary or settlor with respect to the fiduciary, or a beneficial owner or member of the partnership or limited liability company would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

3.
to any tax, assessment or other governmental charge that would not have been imposed but for the failure of the Holder or any other person to (a) submit an applicable United States Internal Revenue Service (“IRS”) Form W-8 (with any required attachments) to establish the status as a non-United States person as required for purposes of the portfolio interest exemption or IRS Form W-9 to establish the status as a United States person, or comply with other certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with a Relevant Taxing

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Jurisdiction of the Holder or beneficial owner of such Securities, if compliance is required by statute, by regulation of the Relevant Taxing Jurisdiction or by an applicable income tax treaty to which the Relevant Taxing Jurisdiction is a party as a precondition to exemption from such tax, assessment or other governmental charge; or (b) comply with any informational gathering and reporting requirements or take any similar action (including entering into any agreement with the IRS), in each case, that are required to obtain the maximum available exemption from withholding by a Relevant Taxing Jurisdiction that is available to payments received by or on behalf of the Holder;

4.	to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment;

5.
to any tax, assessment or other governmental charge that would not have been imposed or withheld but for a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

6.	to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains or personal property tax or similar tax, assessment or other governmental charge;

7.
to any withholding or deduction that is imposed on a payment and that is required to be made pursuant to European Council Directive 2003/48/EC or any other Directive amending, supplementing or replacing such Directive, or any law implementing or complying with, or introduced in order to conform to, such Directive or Directives;

8.
to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Security, if such payment can be made without such withholding by at least one other paying agent;

9.
to any tax, assessment or other governmental charge that would not have been imposed or levied but for the presentation by the Holder of any Security, where presentation is required, for payment on a date more than 30 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

10.
to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner being a bank (i) purchasing such Securities in the ordinary course of its lending business or (ii) that is neither (A) buying such Securities for investment purposes only nor (B) buying such Securities for resale to a third-party that either is not a bank or holding such Securities for investment purposes only;

11.
to any tax, assessment or other governmental charge imposed under sections 1471 through 1474 of the Code as of the issue date (or any amended or successor provisions), any current or future regulations or official interpretations thereof, any agreement entered

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into pursuant to section 1471(b) of the Code or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code; or

12.	in the case of any combination of items (1) through (11) above.
The Securities are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to the Securities. Except as specifically provided hereunder, the Company will not be required to make any payment for any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.
Under the terms of the Indenture, the Company may consolidate or merge with another corporation or sell, convey or lease all or substantially all of the Company’s assets to another corporation or entity, in accordance with Article 11 thereof. Pursuant to, and in accordance with, the terms of the Indenture, the successor or acquiring corporation or entity must expressly assume all of the Company’s responsibilities and liabilities under the Indenture, including the payment of all amounts due on the Securities and performance of all the covenants. For the purpose of the Securities, it shall be understood that any obligation to pay Additional Amounts shall be determined mutatis mutandis, by treating the jurisdiction under the laws of which such successor or acquiring corporation or entity is organized and any political subdivision or taxing authority as therein having the power to tax, as a Relevant Taxing Jurisdiction.
In case an Event of Default, as defined in the Indenture, relating to the Securities shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the provisions contained in the Indenture. The Indenture provides that, prior to the declaration of maturity of the Securities upon the occurrence of an Event of Default relating to the Securities, the Holders of a majority in aggregate principal amount at Stated Maturity of the Securities at the time outstanding may on behalf of the Holders of all of the Securities waive any past default under the Indenture relating to the Securities and its consequences, except a default in the payment of the principal of and premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and of any Security issued upon the registration of transfer hereof or in exchange or substitution herefor, irrespective of whether or not any notation of such consent or waiver is made upon this Security or such other Securities.

If, on or after May 12, 2014, the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then-member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments will be made in U.S. dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euros will be converted into U.S. dollars on the basis of the most recently

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available market exchange rate for euros. Any such payment so made in U.S. dollars will not constitute an Event of Default under the Securities or the Indenture.

This Security may be redeemed at the Company’s option, in whole or in part, on any date that is prior to February 20, 2022 at a redemption price (calculated by the Company) equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed on the date of redemption or (ii) the sum of the present values of the Remaining Scheduled Payments (as defined below) of principal and interest on the Securities to be redeemed (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate (as defined below) plus 15 basis points, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding the redemption date.

At any time on or after February 20, 2022, the Company may also redeem some or all of the Securities, at the Company’s option, at a redemption price equal to 100% of the principal amount of the Securities being redeemed on the date of redemption, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the redemption date.

“Comparable Government Bond Rate” means, with respect to any redemption date, the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Securities to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond (as defined below) on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German government bond whose maturity is closest to the maturity of the Securities to be redeemed, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced by the amount of interest accrued thereon to such redemption date.

Redemption for Tax Reasons

If, (a) as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of any Relevant Taxing Jurisdiction, or any change in, or

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amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings (including by virtue of a holding, judgment or order by a court of competent jurisdiction or a change in published administrative practice), which change or amendment is announced or becomes effective on or after May 12, 2014, the Company becomes or, based on a written opinion of independent counsel selected by the Company, is likely to become obligated to pay additional amounts as described herein under the heading “Payment of Additional Amounts” with respect to the Securities, or (b) any act is taken by a Relevant Taxing Jurisdiction on or after May 12, 2014 whether or not such act is taken with respect to the Company or any affiliate, that results in the Company being required or, based upon a written opinion of independent counsel selected by the Company, being likely to be required to pay such additional amounts, then the Company may at any time at the Company’s option redeem, in whole, but not in part, the Securities on not less than 15 nor more than 60 days prior notice, at a redemption price equal to 100% of their principal amount, together with accrued and unpaid interest on the Securities being redeemed to, but excluding, the redemption date.

Notice of redemption will be mailed to Holders of Securities to be redeemed by first-class mail (or otherwise transmitted in accordance with the applicable procedures of Euroclear/Clearstream) at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Securities or portions thereof called for redemption. On or before the redemption date, the Company will deposit with the paying agent or set aside, segregate and hold in trust (if the Company is acting as paying agent), funds sufficient to pay the redemption price of, and accrued and unpaid interest on, the Securities to be redeemed on that redemption date. If fewer than all of the Securities are to be redeemed, the Trustee will select, not more than 60 days prior to the redemption date, the particular Securities or portions thereof for redemption from the outstanding Securities not previously called by such method as the Trustee deems fair and appropriate and in accordance with the applicable procedures of the common depositary; provided, however, that no Securities of a principal amount of €100,000 or less shall be redeemed in part.

Except as otherwise specifically provided herein, the Securities may not be redeemed before the Stated Maturity and shall not be entitled to any sinking, purchase or analogous fund, nor shall the Company be obligated to redeem or purchase the Securities at the option of any Holder thereof.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, evidenced as provided in the Indenture, to execute supplemental indentures which, if they pertain specifically to the Securities, may add any provisions to or change in any manner or eliminate any of the provisions of the Indenture relating to the Securities or of any supplemental indenture relating to the Securities or modify in any manner the rights of the Holders of the Securities; provided, however, that no such supplemental indenture shall (i) extend the Stated Maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of any interest thereon, or reduce any premium payable upon the redemption thereof, or change the currency in which any Security is payable, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid majority in aggregate principal amount of Securities, the consent of the Holders of

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which is required for any such supplemental indenture relating to the Securities, without the consent of the Holders of all Securities then outstanding.

The Company may terminate all of its obligations under the Securities and the Indenture as it relates to the Securities, with certain limited exceptions described in the Indenture, by (i) irrevocably depositing in trust with the Trustee money or Federal Republic of Germany obligations (as defined below) (or a combination thereof) sufficient to pay principal of and any premium or interest on the Securities at Stated Maturity or upon the Securities’ earlier redemption, as the case may be, and (ii) complying with certain other conditions specified in the Indenture. Alternatively, the Company may, upon the making of such deposit and the satisfaction of certain conditions specified in the Indenture, omit to comply with its covenants in the Indenture relating to creation of secured indebtedness (Section 4.05 of the Indenture), sale and lease-back transactions (Section 4.06 of the Indenture), and transactions involving a merger or consolidation of the Company into or with any other corporation or a sale, conveyance or lease of the property of the Company substantially as an entirety to any other corporation or entity (Article Eleven), and such omission shall not be an Event of Default with respect to the Securities.

The Securities are issuable as registered Securities without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. At the office or agency to be maintained by the Company in Chicago, Illinois, United States or at such other location or locations as may be provided for in the Indenture, and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged by the Holder thereof without charge except for any tax or other governmental charge imposed in respect thereof, for a like aggregate principal amount at Stated Maturity of Securities of other authorized denominations.

Subject to the limitations provided in the Indenture, the Officers’ Certificate and herein, this Security is transferable and the registration of the transfer hereof may be effected by the registered Holder hereof or by his attorney duly authorized in writing upon due presentment for registration of transfer at the office or agency of the Company in Chicago, Illinois, United States or at such other location or locations as may be provided for in the Indenture, but only in the manner and subject to the limitations provided in the Indenture, the Officers’ Certificate and herein, without charge except for any tax or other governmental charge imposed in relation thereto. Upon any such registration of transfer, a new Security or Securities of authorized denominations for a like aggregate principal amount at Stated Maturity will be issued to the transferee in exchange therefor.

Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any paying agent and the Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by any person), for the purpose of receiving payment as herein provided and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect

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of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as a condition of and part of the consideration for the issue hereof, expressly waived and released.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of Illinois.

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[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

Please print or typewrite name and address including zip code of assignee

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                                                  attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

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SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY
The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Note Custodian

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EXHIBIT B

FORM OF NOTE

[Include the following legend for Global Securities only:]
THIS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER.
UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME, LUXEMBOURG (“CLEARSTREAM, LUXEMBOURG” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS SECURITY IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE COMMON DEPOSITARY OF EUROCLEAR/CLEARSTREAM OR TO A SUCCESSOR COMMON DEPOSITARY OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO IN THE ADDITIONAL TERMS ATTACHED HERETO.

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FORM OF
ILLINOIS TOOL WORKS INC.
3.000% NOTE DUE 2034

Principal Amount €_______
as revised by the Schedule of Increases and
Decreases in Global Security attached hereto

No. __-___     [•], 20[•]
ISIN NO. [•]
Common Code: [•]

ILLINOIS TOOL WORKS INC., a corporation incorporated under the laws of the State of Delaware (hereinafter called the “Company”), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, as nominee of The Bank of New York Mellon, London Branch, a common depositary for Euroclear Bank S.A./N.V. and Clearstream Banking, or its registered assigns, the principal sum of ____________________ EUROS (€___________) subject to adjustment from time to time as reflected on the Schedule of Increases and Decreases in Global Security attached hereto on May 19, 2034 (“Stated Maturity”) at the office or agency of the Company in London, United Kingdom or such other location or locations as may be provided for pursuant to the Indenture referred to herein, in such unified coin or currency of the European Monetary Union as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum, in arrears, from and including the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for (or if no interest has been paid, from and including May 20, 2014), to, but excluding, May 19 of each year (the “Interest Payment Date”), beginning on May 19, 2015, at the rate of 3.000% per annum, at said offices or agencies, in like coin or currency, to, but excluding, the date on which said principal sum is paid in full. The Record Date with respect to each Interest Payment Date shall be the close of business on May 1 (whether or not a Business Day) next preceding the Interest Payment Date. Interest payable at Stated Maturity shall be payable to the person to whom principal shall be payable. If any Interest Payment Date, Stated Maturity or any redemption date is not a Business Day, then the related payment for such Interest Payment Date, Stated Maturity or redemption date shall be paid on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, Stated Maturity or redemption date, as the case may be, and no further interest shall accrue as a result of such delay. The interest payable on any Interest Payment Date (other than interest payable at Stated Maturity) will be made by wire transfer in immediately available funds, provided that the Company may elect that the payment of interest may be made by wire transfer or by check mailed to the registered address of the person entitled thereto as it appears on the security register. Notwithstanding the foregoing, if the registered owner of the Securities is a common depositary of Euroclear/Clearstream or its nominee, payments of principal and interest shall be made in accordance with the requirements of Euroclear/Clearstream.

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If, on or after May 12, 2014, the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then-member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments will be made in U.S. dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euros will be converted into U.S. dollars on the basis of the most recently available market exchange rate for euros. Any such payment so made in U.S. dollars will not constitute an event of default under this Security or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for effecting such currency conversions.

The further provisions of this Security are continued in an attachment hereto and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed manually by the Trustee under the Indenture referred to herein.

[signature page follows]

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IN WITNESS WHEREOF, ILLINOIS TOOL WORKS INC. has caused this Security to be manually signed by its duly authorized officers and its corporate seal to be affixed hereto.

ILLINOIS TOOL WORKS INC.

By:
	Name:	Michael M. Larsen
	Title:	Senior Vice President & Chief Financial Officer

[SEAL]
By:
	Name:	Randall J. Scheuneman
	Title:	Vice President & Chief Accounting Officer

By:
	Name:	Janet O. Love
	Title:	Deputy General Counsel & Assistant Secretary

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

Dated: ____________________, 2014    By: _______________________________
Authorized Signature

THE ADDITIONAL TERMS ATTACHED HERETO ARE INCORPORATED BY REFERENCE HEREIN AND DEEMED TO BE A PART HEREOF.

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ADDITIONAL TERMS OF
ILLINOIS TOOL WORKS INC.
3.000% NOTE DUE 2034

This Security is one of a duly authorized issue of the Securities of Illinois Tool Works Inc., a Delaware corporation (the “Company”), designated as its 3.000% Notes due 2034 (individually, a “Security” and collectively, the “Securities”), issued under and pursuant to an Indenture dated as of November 1, 1986 and supplemented by a First Supplemental Indenture dated as of May 1, 1990 (the “Indenture”), duly executed and delivered by the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”). The terms of the Securities include those stated in the Indenture and in the Officers’ Certificate dated May 20, 2014 (the “Officers’ Certificate”) establishing certain terms of the Securities pursuant to the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”), and those set forth in this Security. This Security is subject to all such terms, and Holders are referred to the Indenture, the Officers’ Certificate and the TIA for a statement of all such terms. All terms used in this Security that are defined in the Indenture or in the Officers’ Certificate shall have the meanings assigned to them therein. The Securities are unsecured general obligations of the Company.

The Securities are initially limited to the aggregate principal amount of Five Hundred Million Euros (€500,000,000), as specified in the Officers’ Certificate. The Company may from time to time, without the consent of the existing Holders of Securities, create and issue additional Securities with the same terms and conditions as the Securities, except for the issue date, issue price and the first payment of interest thereon, provided that if such additional Securities are not fungible with the Securities for U.S. federal income tax purposes, such additional Securities will have a separate ISIN and Common Code. Additional Securities so issued will be consolidated with and will form a single series with the Securities.

Payment of Additional Amounts

All payments of principal and interest on the Securities by the Company will be made free and clear of and without withholding or deduction for or on account of any present or future tax, assessment or other governmental charge imposed by the United States (or any political subdivision or taxing authority thereof or therein having power to tax) (a “Relevant Taxing Jurisdiction”), unless the withholding of such taxes, assessments or other governmental charge is required by law or the official interpretation or administration thereof. The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on the Securities such additional amounts (the “additional amounts”) as are necessary in order that the net payment by the Company of the principal of and interest on such Securities to a Holder who is not a United States person (as defined below), after withholding or deduction for any present or future tax, assessment or other governmental charge imposed by any Relevant Taxing Jurisdiction, will not be less than the amount provided in such Securities to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

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1.
to any tax, assessment or other governmental charge that is imposed by reason of the Holder (or the beneficial owner for whose benefit such Holder holds such Security), or a fiduciary, settlor, beneficiary, member or shareholder of the Holder if the Holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

a.	being or having been engaged in a trade or business in the United States or having or having had a permanent establishment in the Relevant Taxing Jurisdiction;

b.
having a current or former connection with the Relevant Taxing Jurisdiction (other than a connection arising solely as a result of the ownership of such Securities, the receipt of any payment or the enforcement of any rights hereunder), including being or having been a citizen or resident of the Relevant Taxing Jurisdiction;

c.
being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation for United States income tax purposes or a corporation that has accumulated earnings to avoid United States federal income tax;

d.
being or having been a “10-percent shareholder” of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”) or any successor provision; or

e.
being or having been a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, as described in section 881(c)(3)(A) of the Code or any successor provisions;

2.
to any Holder that is not the sole beneficial owner of such Securities, or a portion of such Securities, or that is a fiduciary, partnership or limited liability company, but only to the extent that a beneficial owner with respect to the Holder, a beneficiary or settlor with respect to the fiduciary, or a beneficial owner or member of the partnership or limited liability company would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

3.
to any tax, assessment or other governmental charge that would not have been imposed but for the failure of the Holder or any other person to (a) submit an applicable United States Internal Revenue Service (“IRS”) Form W-8 (with any required attachments) to establish the status as a non-United States person as required for purposes of the portfolio interest exemption or IRS Form W-9 to establish the status as a United States person, or comply with other certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with a Relevant Taxing

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Jurisdiction of the Holder or beneficial owner of such Securities, if compliance is required by statute, by regulation of the Relevant Taxing Jurisdiction or by an applicable income tax treaty to which the Relevant Taxing Jurisdiction is a party as a precondition to exemption from such tax, assessment or other governmental charge; or (b) comply with any informational gathering and reporting requirements or take any similar action (including entering into any agreement with the IRS), in each case, that are required to obtain the maximum available exemption from withholding by a Relevant Taxing Jurisdiction that is available to payments received by or on behalf of the Holder;

4.	to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment;

5.
to any tax, assessment or other governmental charge that would not have been imposed or withheld but for a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

6.	to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains or personal property tax or similar tax, assessment or other governmental charge;

7.
to any withholding or deduction that is imposed on a payment and that is required to be made pursuant to European Council Directive 2003/48/EC or any other Directive amending, supplementing or replacing such Directive, or any law implementing or complying with, or introduced in order to conform to, such Directive or Directives;

8.
to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Security, if such payment can be made without such withholding by at least one other paying agent;

9.
to any tax, assessment or other governmental charge that would not have been imposed or levied but for the presentation by the Holder of any Security, where presentation is required, for payment on a date more than 30 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

10.
to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner being a bank (i) purchasing such Securities in the ordinary course of its lending business or (ii) that is neither (A) buying such Securities for investment purposes only nor (B) buying such Securities for resale to a third-party that either is not a bank or holding such Securities for investment purposes only;

11.
to any tax, assessment or other governmental charge imposed under sections 1471 through 1474 of the Code as of the issue date (or any amended or successor provisions), any current or future regulations or official interpretations thereof, any agreement entered

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into pursuant to section 1471(b) of the Code or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code; or

12.	in the case of any combination of items (1) through (11) above.
The Securities are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to the Securities. Except as specifically provided hereunder, the Company will not be required to make any payment for any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.
Under the terms of the Indenture, the Company may consolidate or merge with another corporation or sell, convey or lease all or substantially all of the Company’s assets to another corporation or entity, in accordance with Article 11 thereof. Pursuant to, and in accordance with, the terms of the Indenture, the successor or acquiring corporation or entity must expressly assume all of the Company’s responsibilities and liabilities under the Indenture, including the payment of all amounts due on the Securities and performance of all the covenants. For the purpose of the Securities, it shall be understood that any obligation to pay Additional Amounts shall be determined mutatis mutandis, by treating the jurisdiction under the laws of which such successor or acquiring corporation or entity is organized and any political subdivision or taxing authority as therein having the power to tax, as a Relevant Taxing Jurisdiction.
In case an Event of Default, as defined in the Indenture, relating to the Securities shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the provisions contained in the Indenture. The Indenture provides that, prior to the declaration of maturity of the Securities upon the occurrence of an Event of Default relating to the Securities, the Holders of a majority in aggregate principal amount at Stated Maturity of the Securities at the time outstanding may on behalf of the Holders of all of the Securities waive any past default under the Indenture relating to the Securities and its consequences, except a default in the payment of the principal of and premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and of any Security issued upon the registration of transfer hereof or in exchange or substitution herefor, irrespective of whether or not any notation of such consent or waiver is made upon this Security or such other Securities.

If, on or after May 12, 2014, the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then-member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments will be made in U.S. dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euros will be converted into U.S. dollars on the basis of the most recently

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available market exchange rate for euros. Any such payment so made in U.S. dollars will not constitute an Event of Default under the Securities or the Indenture.

This Security may be redeemed at the Company’s option, in whole or in part, on any date that is prior to February 19, 2034 at a redemption price (calculated by the Company) equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed on the date of redemption or (ii) the sum of the present values of the Remaining Scheduled Payments (as defined below) of principal and interest on the Securities to be redeemed (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate (as defined below) plus 15 basis points, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding the redemption date.

At any time on or after February 19, 2034, the Company may also redeem some or all of the Securities, at the Company’s option, at a redemption price equal to 100% of the principal amount of the Securities being redeemed on the date of redemption, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the redemption date.

“Comparable Government Bond Rate” means, with respect to any redemption date, the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Securities to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond (as defined below) on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German government bond whose maturity is closest to the maturity of the Securities to be redeemed, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced by the amount of interest accrued thereon to such redemption date.

Redemption for Tax Reasons

If, (a) as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of any Relevant Taxing Jurisdiction, or any change in, or

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amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings (including by virtue of a holding, judgment or order by a court of competent jurisdiction or a change in published administrative practice), which change or amendment is announced or becomes effective on or after May 12, 2014, the Company becomes or, based on a written opinion of independent counsel selected by the Company, is likely to become obligated to pay additional amounts as described herein under the heading “Payment of Additional Amounts” with respect to the Securities, or (b) any act is taken by a Relevant Taxing Jurisdiction on or after May 12, 2014 whether or not such act is taken with respect to the Company or any affiliate, that results in the Company being required or, based upon a written opinion of independent counsel selected by the Company, being likely to be required to pay such additional amounts, then the Company may at any time at the Company’s option redeem, in whole, but not in part, the Securities on not less than 15 nor more than 60 days prior notice, at a redemption price equal to 100% of their principal amount, together with accrued and unpaid interest on the Securities being redeemed to, but excluding, the redemption date.

Notice of redemption will be mailed to Holders of Securities to be redeemed by first-class mail (or otherwise transmitted in accordance with the applicable procedures of Euroclear/Clearstream) at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Securities or portions thereof called for redemption. On or before the redemption date, the Company will deposit with the paying agent or set aside, segregate and hold in trust (if the Company is acting as paying agent), funds sufficient to pay the redemption price of, and accrued and unpaid interest on, the Securities to be redeemed on that redemption date. If fewer than all of the Securities are to be redeemed, the Trustee will select, not more than 60 days prior to the redemption date, the particular Securities or portions thereof for redemption from the outstanding Securities not previously called by such method as the Trustee deems fair and appropriate and in accordance with the applicable procedures of the common depositary; provided, however, that no Securities of a principal amount of €100,000 or less shall be redeemed in part.

Except as otherwise specifically provided herein, the Securities may not be redeemed before the Stated Maturity and shall not be entitled to any sinking, purchase or analogous fund, nor shall the Company be obligated to redeem or purchase the Securities at the option of any Holder thereof.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, evidenced as provided in the Indenture, to execute supplemental indentures which, if they pertain specifically to the Securities, may add any provisions to or change in any manner or eliminate any of the provisions of the Indenture relating to the Securities or of any supplemental indenture relating to the Securities or modify in any manner the rights of the Holders of the Securities; provided, however, that no such supplemental indenture shall (i) extend the Stated Maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of any interest thereon, or reduce any premium payable upon the redemption thereof, or change the currency in which any Security is payable, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid majority in aggregate principal amount of Securities, the consent of the Holders of

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which is required for any such supplemental indenture relating to the Securities, without the consent of the Holders of all Securities then outstanding.

The Company may terminate all of its obligations under the Securities and the Indenture as it relates to the Securities, with certain limited exceptions described in the Indenture, by (i) irrevocably depositing in trust with the Trustee money or Federal Republic of Germany obligations (as defined below) (or a combination thereof) sufficient to pay principal of and any premium or interest on the Securities at Stated Maturity or upon the Securities’ earlier redemption, as the case may be, and (ii) complying with certain other conditions specified in the Indenture. Alternatively, the Company may, upon the making of such deposit and the satisfaction of certain conditions specified in the Indenture, omit to comply with its covenants in the Indenture relating to creation of secured indebtedness (Section 4.05 of the Indenture), sale and lease-back transactions (Section 4.06 of the Indenture), and transactions involving a merger or consolidation of the Company into or with any other corporation or a sale, conveyance or lease of the property of the Company substantially as an entirety to any other corporation or entity (Article Eleven), and such omission shall not be an Event of Default with respect to the Securities.

The Securities are issuable as registered Securities without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. At the office or agency to be maintained by the Company in Chicago, Illinois, United States or at such other location or locations as may be provided for in the Indenture, and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged by the Holder thereof without charge except for any tax or other governmental charge imposed in respect thereof, for a like aggregate principal amount at Stated Maturity of Securities of other authorized denominations.

Subject to the limitations provided in the Indenture, the Officers’ Certificate and herein, this Security is transferable and the registration of the transfer hereof may be effected by the registered Holder hereof or by his attorney duly authorized in writing upon due presentment for registration of transfer at the office or agency of the Company in Chicago, Illinois, United States or at such other location or locations as may be provided for in the Indenture, but only in the manner and subject to the limitations provided in the Indenture, the Officers’ Certificate and herein, without charge except for any tax or other governmental charge imposed in relation thereto. Upon any such registration of transfer, a new Security or Securities of authorized denominations for a like aggregate principal amount at Stated Maturity will be issued to the transferee in exchange therefor.

Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any paying agent and the Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by any person), for the purpose of receiving payment as herein provided and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect

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of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as a condition of and part of the consideration for the issue hereof, expressly waived and released.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of Illinois.

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[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

Please print or typewrite name and address including zip code of assignee

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                                                  attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

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SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY
The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Note Custodian

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